Acquisition	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisition

Note 4—Acquisition

Eclipse Resources Operating, LLC Acquisition

On June 24, 2014, prior to the closing of the IPO, the Company acquired all of the outstanding equity interests of Eclipse Operating for total consideration of $0.1 million. The fair value of the net assets acquired, consisting primarily of cash, accounts receivable, property and equipment, accounts payable and accrued liabilities exceeded the purchase price paid. As a result, the Company recognized a gain of $0.4 million related to the purchase, which is included in other income on the consolidated statements of operations.

The Eclipse Resources-Ohio, LLC Acquisition

On June 26, 2013, Eclipse I acquired (the “Oxford Acquisition”) 100% of the outstanding equity interests of Oxford. Oxford held interests in approximately 181,000 net acres of Utica Shale leaseholds, and related producing properties located primarily in Belmont, Guersney, Monroe, Noble, and Harrison Counties in Ohio along with various other related rights, permits, contracts, equipment and other assets. The aggregate purchase price totaled $652.5 million in cash. The acquisition provided strategic additions adjacent to the Company’s core project area.

The Purchase and Sales Agreement (“PSA”) for the Oxford Acquisition contained customary closing conditions and a $32.5 million escrow which was withheld from the initial purchase price to provide for certain contingencies. The notice period for any claims related to these contingencies expired June 25, 2014 and all amounts were released from escrow to the seller. The acquisition is accounted for using the acquisition method under ASC Topic 805, “Business Combinations” which requires the acquired assets and liabilities to be recorded at fair values as of the acquisition date of July 26, 2013. The following table summarizes the purchase price allocation and the values of assets acquired and liabilities assumed (in thousands):

Purchase Price	June 26, 2013
Consideration Given
Cash	$652,500

Allocation of Purchase Price
Unproved properties	621,039
Proved properties	40,914
Cash	653
Building and land	1,500

Total assets	664,106
Asset retirement obligations	(8,378)
Pension obligation	(2,522)
Other working capital	(706)

Fair value of net assets acquired	$652,500

The purchase price allocation set forth above represented a significant Level 3 measurement in the fair value hierarchy and was derived in accordance with ASC 805 by an outside third party. The inputs used in such determination were forecasted cash flows, market comparisons, actuarial studies and Oxford’s historical accounting records.

Immediately prior to the completion of the Oxford Acquisition, Oxford merged into Eclipse Resources—Ohio, LLC (“Eclipse Ohio”). Eclipse Ohio is party to various lawsuits, primarily related to the validity of certain oil and gas leases (see “Note 13—Commitments and Contingencies”).

Pro Forma Financial Information (unaudited)

The following unaudited pro forma financial information represents the combined results for the Company and Oxford for the years ended December 31, 2013 and 2012 as if the acquisition had occurred on January 1, 2012. The pro forma information includes the effects of adjustments for depletion, depreciation, amortization and accretion expense of $3.4 million and $0.8 million for the years ended December 31, 2013 and 2012, respectively. The pro forma information includes the effects of adjustments for amortization of financing costs of $0.7 million and $1.5 million for the years ended December 31, 2013 and 2012, respectively. The pro forma information includes the effects of the amortization of debt discount of $1.2 million and $2.4 million for the years ended December 31, 2013 and 2012, respectively. The pro forma information includes the effects of the incremental interest expense on acquisition financing of $26.9 million and $53.9 million for the years ended December 31, 2013 and 2012, respectively. The pro forma results do not include any cost savings or other synergies that may result from the acquisition or any estimated costs that have been or will be incurred by the Company to integrate the properties acquired. The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been completed as of January 1, 2012, nor are they necessarily indicative of future results (in thousands).

	For the Year Ended December 31,
	2013	2012
Oil and natural gas sales	$20,638	$13,936
Net loss	$(71,131)	$(56,065)